NUVEEN WINSLOW LARGE-CAP GROWTH FUND

SUPPLEMENT DATED MARCH 12, 2013

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2012

Patrick Burton, CFA, has been named a portfolio manager of the fund, effective March 31, 2013. Mr. Burton is a Managing Director and co-portfolio manager/analyst at Winslow Capital Management, LLC (“Winslow Capital”).

Effective July 1, 2013, R. Bart Wear will no longer serve as a portfolio manager of the Fund.

Clark J. Winslow and Justin H. Kelly will continue to serve as portfolio managers to the Fund. Effective March 31, 2013, Mr. Kelly will serve as Chief Investment Officer and portfolio manager at Winslow Capital and Mr. Winslow will serve as Chief Executive Officer at Winslow Capital.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSLS-0313P